UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2019  (February 22, 2019)

Travelport Worldwide Limited

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-36640 (Commission File No.)	98-0505105 (I.R.S. Employer Identification Number)
Axis One, Axis Park Langley, Berkshire, SL3 8AG, United Kingdom (Address of principal executive office)

Registrant's telephone number, including area code +44-1753-288-000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02   Results of Operations and Financial Condition.

On February 22, 2019, we reported our fourth quarter and full year 2018 results.  Our fourth quarter and full year 2018 results are discussed in detail in the press release attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement filed by Travelport Worldwide Limited under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated by reference therein.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated February 22, 2019.

TRAVELPORT WORLDWIDE LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated February 22, 2019  (February 22, 2019)

EXHIBIT INDEX

99.1	Press Release dated February 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

By:	/s/ Antonios Basoukeas
Antonios Basoukeas Chief Accounting Officer

Date: February 22, 2019